SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUS

                  AMERICAN GENERAL LIFE INSURANCE COMPANY

                          VARIABLE SEPARATE ACCOUNT

       Polaris Platinum II Variable Annuity Prospectus dated May 1, 2013
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The following replaces the chart appearing under "What are the investment requirements if I elect the Extension?" in the MARKETLOCK INCOME PLUS EXTENSION Optional Living Benefit section of the prospectus for contracts issued between May 1, 2008 and April 30, 2009:

What are the investment requirements if I elect the Extension?

The Investment Requirements for the Extension are different from, and are more restrictive than, the investment requirements of your current MarketLock Income Plus feature. If you elect the Extension, you must allocate your assets in accordance with one of the following options:


Option 1   Up to 50% in one or more of the following:
              American Funds Asset Allocation SAST
              Asset Allocation
              Balanced
              Balanced (JPM)
              Franklin Income Securities Fund
              MFS Total Return

           Up to 100% in one or more of the following:
	      SunAmerica Dynamic Allocation Portfolio
	      SunAmerica Dynamic Strategy Portfolio
	      Cash Management Portfolio


Option 2   25% SunAmerica Dynamic Allocation Portfolio and
           25% SunAmerica Dynamic Strategy Portfolio and
           50% in one of the following Polaris Portfolio Allocator Models:
                   Model 1, Model 2 or Model 3




Dated:  June 14, 2013

               Please keep this Supplement with your Prospectus